99.      Additional Exhibits - Subsequent events

                           In March 1998, the Company signed a contract with Central & Southwest Utility Co. for the sale of one million dollars in product for the duration of one year. The customer will have exclusive distribution rights to sell ZAP products in eight Midwestern States for certain channels of distribution.

                                   SIGNATURES

                           In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   ZAP POWER SYSTEMS
                                          --------------------------------------
                                                      (Registrant)



                                      By
                                          --------------------------------------
                                          Gary Starr - Managing Director & Chief
                                          Financial Officer


                                      Date
                                           -------------------------------------


                  In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                   By
                                       -----------------------------------------
                                       James McGreen - President and Director


                                   Date
                                       -----------------------------------------



                                   By
                                       -----------------------------------------
                                       Nancy K. Cadigan - Secretary and Director


                                   Date
                                       -----------------------------------------


                                   By
                                       -----------------------------------------
                                       Sanford Theodore - Principal
                                       Accounting Officer and Controller


                                   Date
                                       -----------------------------------------

                                       14